                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-05469



                               THE WEXFORD TRUST
               (Exact name of registrant as specified in charter)



                        3000 STONEWOOD DRIVE, SUITE 310
                             WEXFORD, PA 15090-8388
              (Address of principal executive offices) (Zip code)



                              RONALD H. MUHLENKAMP
                           MUHLENKAMP & COMPANY, INC.
                        3000 STONEWOOD DRIVE, SUITE 310
                             WEXFORD, PA 15090-8388
                    (Name and address of agent for service)



                        (724) 935-5520 OR (800) 860-3863
               Registrant's telephone number, including area code



Date of fiscal year end: DECEMBER 31, 2005



Date of reporting period:  JUNE 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

                                       Muhlenkamp Fund
   LOGO                       Intelligent Investment Management

SEMI-ANNUAL REPORT

June 30, 2005

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semi-Annual Report of your Fund.

The economy continues to expand at a rate of 3 1/2% or better.

Nationwide, unemployment is at 5.0%.

Inflation remains under control at about 2%. It has been at roughly 2% for eight years.

Short-term interest rates are in the 3% range, which is a fair level when inflation is at 2%.

Long-term interest rates are in the 4 1/2 to 5% range, which is a fair level when inflation is at 2%.

Long-term mortgage rates are in the 5 1/2% range, which is a fair level when inflation is at 2%.

We believe stocks are priced to return 8-9%, which is fair given all of the above.

Folks -- these are the economic numbers we have been trying to attain for 25 years!

I don't understand why so many reasonably intelligent people refuse to accept and enjoy them!

We believe the key to good investment returns will be to select those companies which are beating their competition. We are spending our time and effort accordingly.

Ronald H. Muhlenkamp

President
August, 2005

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed and should not be considered investment advice.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


                          AVERAGE ANNUAL TOTAL RETURNS
                        AS OF JUNE 30, 2005 (UNAUDITED)

                         One     Three     Five     Ten     Fifteen     Since
Muhlenkamp Fund          Year     Year     Year     Year     Year     Inception*
---------------          ----    -----     ----     ----    -------   ----------
Return Before Taxes     21.76%   17.21%   13.14%   16.86%   15.28%      14.80%
Return After Taxes on
 Distributions**        21.74%   17.20%   12.91%   16.59%   14.95%      14.43%
Return After Taxes on
 Distributions and
 Sale of Fund Shares**  14.18%   14.94%   11.41%   15.20%   13.93%      13.50%

S&P 500 Index***         6.32%    8.28%   -2.37%    9.94%   10.65%      11.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.muhlenkamp.com.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

  * Operations commenced on November 1, 1988.
 ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
*** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


-----------------------------------------------------
             TOTAL RETURN %      CUMULATIVE RETURN %
          --------------------   --------------------
 PERIOD   MUHLENKAMP   S&P 500   MUHLENKAMP   S&P 500
 ENDING      FUND       INDEX       FUND       INDEX
 ------   ----------   -------   ----------   -------
12/31/95     33.0        37.6       33.0        37.6
12/31/96     30.0        23.0       72.9        69.2
12/31/97     33.3        33.4      130.5       125.8
12/31/98      3.2        28.6      137.9       190.3
12/31/99     11.4        21.0      165.0       251.3
12/31/00     25.3        (9.1)     232.0       219.4
12/31/01      9.3       (11.9)     262.9       181.3
12/31/02    (19.9)      (22.1)     190.7       119.2
12/31/03     48.1        28.7      330.5       182.1
12/31/04     24.5        10.9      435.9       212.8
06/30/05      3.5        (0.8)     454.7       210.3
-----------------------------------------------------

            A HYPOTHETICAL $10,000 INVESTMENT IN THE MUHLENKAMP FUND HYPOTHETICAL TABLE

                                                                      MUHLENKAMP FUND                     S&P 500 INDEX
                                                                      ---------------                     -------------
12/31/94                                                                   10000                              10000
12/31/95                                                                   13296                              13758
12/31/96                                                                   17282                              16917
12/31/97                                                                   23037                              22560
12/31/98                                                                   23779                              29008
12/31/99                                                                   26490                              35111
12/31/00                                                                   33192                              31916
12/31/01                                                                   36288                              28125
12/31/02                                                                   29060                              21912
12/31/03                                                                   43029                              28194
12/31/04                                                                   53575                              31261
6/30/05                                                                    55429                              31008

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/94. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                                EXPENSE EXAMPLE
                           JUNE 30, 2005 (UNAUDITED)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05 - 6/30/05).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                          EXPENSE EXAMPLE (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning         Ending          Expenses Paid
                            Account Value    Account Value      During Period
                               1/1/05           6/30/05       1/1/05 - 6/30/05*
                            -------------    -------------    -----------------
Actual                        $1,000.00        $1,034.60            $5.35
Hypothetical
 (5% return before
 expenses)                     1,000.00         1,019.54             5.31

* Expenses are equal to the Fund's annualized expense ratio of 1.06% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                         ALLOCATION OF PORTFOLIO ASSETS
                   (CALCULATED AS A PERCENTAGE OF NET ASSETS)
                           JUNE 30, 2005 (UNAUDITED)

AUTOMOBILES & COMPONENTS                                                          3.4
BANKS                                                                             1.2
CAPITAL GOODS                                                                     2.8
COMMERCIAL SERVICES & SUPPLIES                                                    2.1
CONSUMER DURABLES                                                                 8.4
DIVERSIFIED FINANCIALS                                                           17.5
ENERGY                                                                           14.3
FOOD BEVERAGE & TOBACCO                                                           3.7
FOOTWEAR                                                                          0.1
HEALTH CARE EQUIPMENT & SERVICES                                                  2.7
HOMEBUILDING                                                                     15.9
INSURANCE                                                                         6.5
MATERIALS                                                                         4.1
PHARMACEUTICALS & BIOTECHNOLOGY                                                   6.5
SOFTWARE & SERVICES                                                               0.6
TECHNOLOGY HARDWARE & EQUIPMENT                                                   1.0
TELECOMMUNICATIONS SERVICES                                                       3.5
UTILITIES                                                                         1.9
SHORT TERM INVESTMENTS                                                            4.9
OTHER LIABILITIES IN EXCESS OF ASSETS                                            -1.1

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       STATEMENT OF ASSETS & LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

                                 ASSETS
INVESTMENTS, AT VALUE
 (Cost $1,953,774,866)                                     $2,716,397,803
CASH                                                              519,144
RECEIVABLE FOR FUND SHARES SOLD                                 8,017,556
DIVIDENDS RECEIVABLE                                            2,043,181
OTHER ASSETS                                                      158,958
                                                           --------------
      Total assets                                          2,727,136,642
                                                           --------------

                               LIABILITIES
PAYABLE FOR INVESTMENTS PURCHASED                              36,230,604
PAYABLE FOR FUND SHARES REDEEMED                                  960,116
PAYABLE TO ADVISER                                              2,002,969
ACCRUED EXPENSES AND OTHER LIABILITIES                            492,060
                                                           --------------
      Total liabilities                                        39,685,749
                                                           --------------
NET ASSETS                                                 $2,687,450,893
                                                           ==============

                               NET ASSETS
PAID IN CAPITAL                                            $1,988,867,954
UNDISTRIBUTED NET INVESTMENT INCOME                            21,578,670
ACCUMULATED NET REALIZED LOSS ON
 INVESTMENTS SOLD                                             (85,618,668)
NET UNREALIZED APPRECIATION (DEPRECIATION)
 ON INVESTMENTS                                               762,622,937
                                                           --------------
NET ASSETS                                                 $2,687,450,893
                                                           ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 (unlimited number of shares authorized, $.001 par
 value)                                                        32,898,035
NET ASSET VALUE PER SHARE                                  $        81.69
                                                           ==============

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
   Dividends
     (Net of foreign taxes withheld of $55,979)                $32,808,828
   Interest                                                      1,606,681
                                                               -----------
       Total investment income                                  34,415,509
                                                               -----------
EXPENSES:
   Investment advisory fees                      $10,878,792
   Shareholder servicing and accounting costs        542,788
   Reports to shareholders                            50,963
   Federal and state registration fees                75,495
   Custody fees                                       60,186
   Administration fees                               542,152
   Trustees' fees and expenses                        46,436
   Auditor fees                                       12,894
   Legal fees                                         37,646
   Other                                              42,477
                                                 -----------
   Total operating expenses before expense
     reductions                                   12,289,829
   Expense reductions (see Note 9)                   (31,169)
                                                 -----------
       Total expenses                                           12,258,660
                                                               -----------
NET INVESTMENT INCOME                                           22,156,849
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on:
     Investments                                 (30,282,993)
     Written options                                (186,356)
                                                 -----------
     Net realized loss                                         (30,469,349)
   Change in unrealized appreciation
     (depreciation) on Investments                97,261,486
                                                 -----------
     Net unrealized gain                                        97,261,486
                                                               -----------
       Net realized and unrealized gain on
        investments                                             66,792,137
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $88,948,986
                                                               ===========

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2005     DECEMBER 31, 2004
                                            ----------------   -----------------
                                              (UNAUDITED)
OPERATIONS:
   Net investment income                     $   22,156,849     $    2,115,093
   Net realized loss on investments sold
     and option contracts expired or
     closed                                     (30,469,349)       (12,346,935)
   Change in unrealized appreciation
     (depreciation) on investments               97,261,486        342,830,961
                                             --------------     --------------
      Net increase in net assets resulting
       from operations                           88,948,986        332,599,119
                                             --------------     --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                    848,923,438        854,435,459
   Dividends reinvested                                  --          2,478,689
   Redemption fees                                   12,233                 --
   Cost of shares redeemed                     (242,143,506)      (352,167,523)
                                             --------------     --------------
      Net increase in net assets resulting
       from capital share transactions          606,792,165        504,746,625
                                             --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            --         (2,670,986)
                                             --------------     --------------
      Net decrease in net assets resulting
       from distributions to shareholders                --         (2,670,986)
                                             --------------     --------------
      Total increase in net assets              695,741,151        834,674,758
NET ASSETS:
   Beginning of year                          1,991,709,742      1,157,034,984
                                             --------------     --------------
   End of period (including undistributed
     net investment income (loss) of
     $21,578,670 and $(578,302),
     respectively)                           $2,687,450,893     $1,991,709,742
                                             ==============     ==============

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


                              FINANCIAL HIGHLIGHTS

                                    SIX MONTHS
                                       ENDED                      YEAR ENDED DECEMBER 31,
                                     JUNE 30,     --------------------------------------------------------
                                       2005        2004         2003         2002        2001        2000
                                    ----------     ----         ----         ----        ----        ----
                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF YEAR    $78.97      $63.51        $42.89      $ 53.55     $48.98      $41.11
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)         0.68(1)     0.11(2)      (0.02)(2)   (0.06)(1)   (0.11)(1)   (0.08)(1)
   Net realized and unrealized
    gains (losses) on investments       2.04       15.46         20.64      (10.60)       4.68       10.28
                                      ------      ------      --------      ------      ------      ------
     Total from investment
      operations                        2.72       15.57         20.62      (10.66)       4.57       10.20
LESS DISTRIBUTIONS:
   From net investment income             --       (0.11)           --          --          --          --
   From net realized gains                --          --            --          --          --       (2.33)
                                      ------      ------      --------      ------      ------      ------
     Total distributions                  --       (0.11)           --          --          --       (2.33)
                                      ------      ------      --------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD        $81.69      $78.97        $63.51      $ 42.89     $53.55      $48.98
                                      ======      ======      ========      ======      ======      ======
TOTAL RETURN                           3.46%(4)   24.51%        48.07%      (19.92)%     9.33%      25.30%
NET ASSETS, END OF PERIOD (in
 millions)                            $2,688      $1,992        $1,157      $  600       $ 540       $ 267
RATIO OF OPERATING EXPENSES TO
 AVERAGE NET ASSETS(3)                 1.06%(5)    1.14%         1.18%       1.17%       1.17%       1.28%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS          1.92%       0.16%       (0.04)%      (0.10)%     (0.14)%     (0.20)%
PORTFOLIO TURNOVER RATE                2.38%       7.00%         9.15%      11.17%      10.52%      32.04%

(1) Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment income (loss) per share represents net investment income
    (loss) for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3) The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2005 for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, were 1.07%, 1.14%, 1.18%, 1.18%, 1.21% and 1.36%, respectively (See Note 9).
(4) Not annualized.
(5) Annualized.

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)


                         BROKER COMMISSIONS (UNAUDITED)

Some people have asked how much the Muhlenkamp Fund pays in commissions:

For the six months ended June 30, 2005, the Fund paid $453,313 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1c) per Fund share and would have increased the operating expense ratio from 1.06% to 1.10%.

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)


NAME OF ISSUER OR TITLE OF ISSUE                 SHARES               VALUE
COMMON STOCKS -- 96.2%
AUTOMOBILES & COMPONENTS -- 3.4%
   Harley-Davidson, Inc.                           400,000        $   19,840,000
   Monaco Coach Corp.                              122,500             2,105,775
   National R.V. Holdings, Inc. (a)                418,350             3,342,617
   Thor Industries, Inc.                         1,289,200            40,519,556
   Winnebago Industries, Inc.                      828,200            27,123,550
                                                                  --------------
                                                                      92,931,498
                                                                  --------------
BANKS -- 1.2%
   Washington Mutual, Inc.                         811,687            33,027,544
                                                                  --------------
CAPITAL GOODS -- 2.8%
   Eagle Materials, Inc. - Class B                 101,332             9,169,533
   Graco, Inc.                                     206,707             7,042,507
   The Lamson & Sessions Co. (a)                   338,000             3,995,160
   Rush Enterprises, Inc. - Class A (a)            226,605             3,022,911
   Rush Enterprises, Inc. - Class B (a)            282,005             3,781,687
   Terex Corp. (a)                                 228,000             8,983,200
   Tyco International Ltd. (b)                   1,335,600            38,999,520
                                                                  --------------
                                                                      74,994,518
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.1%
   Cendant Corp.                                 2,460,000            55,030,200
   PHH Corp. (a)                                    98,000             2,520,560
                                                                  --------------
                                                                      57,550,760
                                                                  --------------
CONSUMER DURABLES -- 8.4%
   American Woodmark Corp.                         470,200            14,110,702
   The Black & Decker Corp.                        706,100            63,443,085
   Masco Corp.                                   1,050,000            33,348,000
   Mohawk Industries, Inc. (a)                     440,663            36,354,697
   Polaris Industries, Inc.                        519,200            28,036,800
   Stanley Furniture Co, Inc.                      621,800            15,271,408
   Whirlpool Corp.                                 501,400            35,153,154
                                                                  --------------
                                                                     225,717,846
                                                                  --------------
DIVERSIFIED FINANCIALS -- 17.5%
   Capital One Financial Corp.                   1,254,700           100,388,547
   Citigroup, Inc.                               2,070,000            95,696,100

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)


NAME OF ISSUER OR TITLE OF ISSUE                 SHARES               VALUE
DIVERSIFIED FINANCIALS -- 17.5%
  (CONTINUED)
   Countrywide Financial Corp.                   2,591,998        $  100,077,043
   Fannie Mae                                    1,490,700            87,056,880
   Gabelli Asset Management, Inc.                  121,600             5,373,504
   Merrill Lynch & Co, Inc.                      1,231,700            67,755,817
   Metris Cos, Inc. (a)                            130,000             1,879,800
   Morgan Stanley                                  243,000            12,750,210
                                                                  --------------
                                                                     470,977,901
                                                                  --------------
ENERGY -- 14.3%
   Anadarko Petroleum Corp.                        595,500            48,920,325
   ConocoPhillips                                1,200,000            68,988,000
   Devon Energy Corp.                            1,237,700            62,726,636
   Dynamic Oil & Gas, Inc. (a)(b)                  306,500               689,625
   The Houston Exploration Co. (a)                 677,000            35,914,850
   Maverick Tube Corp. (a)                         507,200            15,114,560
   Nabors Industries Ltd. (a)(b)                 1,290,000            78,199,800
   Patterson-UTI Energy, Inc.                    2,626,400            73,092,712
                                                                  --------------
                                                                     383,646,508
                                                                  --------------
FOOD BEVERAGE & TOBACCO -- 3.7%
   Altria Group, Inc.                            1,150,580            74,396,503
   Yum! Brands, Inc.                               485,300            25,274,424
                                                                  --------------
                                                                      99,670,927
                                                                  --------------
FOOTWEAR -- 0.1%
   R.G. Barry Corp. (a)                            322,200             1,562,670
                                                                  --------------
HEALTH CARE EQUIPMENT & SERVICES --2.7%
   D&K Healthcare Resources, Inc.                  439,000             3,709,550
   OCA, Inc. (a)                                   918,600             1,726,968
   UnitedHealth Group, Inc.                      1,273,000            66,374,220
                                                                  --------------
                                                                      71,810,738
                                                                  --------------
HOMEBUILDING -- 15.9%
   Beazer Homes USA, Inc.                          678,900            38,799,135
   Centex Corp.                                  1,360,000            96,111,200
   Meritage Homes Corp. (a)                        983,200            78,164,400
   NVR, Inc. (a)                                   125,000           101,250,000

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)


NAME OF ISSUER OR TITLE OF ISSUE                 SHARES               VALUE
HOMEBUILDING -- 15.9% (CONTINUED)
   Pulte Homes, Inc.                               320,230        $   26,979,377
   Toll Brothers, Inc. (a)                         836,900            84,987,195
                                                                  --------------
                                                                     426,291,307
                                                                  --------------
INSURANCE -- 6.5%
   The Allstate Corp.                            1,605,200            95,910,700
   American International Group, Inc.              398,800            23,170,280
   Fidelity National Financial, Inc.             1,557,094            55,572,685
                                                                  --------------
                                                                     174,653,665
                                                                  --------------
MATERIALS -- 4.1%
   Cemex S.A. de C.V. - ADR                      2,289,615            97,125,468
   Novagold Resources, Inc. (a)(b)                 284,700             2,172,261
   Texas Industries, Inc.                          201,900            11,352,837
                                                                  --------------
                                                                     110,650,566
                                                                  --------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 6.5%
   Johnson & Johnson                             1,177,500            76,537,500
   Marshall Edwards, Inc. (a)                       75,607               539,834
   Novogen Ltd - ADR (a)                           250,360             4,524,005
   Pfizer, Inc.                                  2,700,000            74,466,000
   Sanofi-Aventis - ADR                            466,900            19,138,231
                                                                  --------------
                                                                     175,205,570
                                                                  --------------
SOFTWARE & SERVICES -- 0.6%
   eResearch Technology, Inc. (a)                1,137,400            15,229,786
                                                                  --------------
TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
   ATMI, Inc. (a)                                  243,900             7,075,539
   Intel Corp.                                      16,000               416,960
   International Business Machines
     Corp.                                         140,000            10,388,000
   MasTec, Inc. (a)                                661,700             5,822,960
   Photon Dynamics, Inc. (a)                       173,700             3,579,957
                                                                  --------------
                                                                      27,283,416
                                                                  --------------
TELECOMMUNICATIONS SERVICES -- 3.5%
   Leap Wireless International, Inc.
     (a)                                           200,000             5,550,000
   Nextel Communications, Inc. (a)                 738,039            23,846,040

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)


NAME OF ISSUER OR TITLE OF ISSUE                 SHARES               VALUE
TELECOMMUNICATIONS SERVICES -- 3.5%
  (CONTINUED)
   Telefonos de Mexico SA de CV - ADR            3,010,000        $   56,858,900
   UTstarcom, Inc. (a)                             928,144             6,951,799
                                                                  --------------
                                                                      93,206,739
                                                                  --------------
UTILITIES -- 1.9%
   Calpine Corp. (a)                             3,312,100            11,261,140
   Dynegy, Inc. - Class A (a)                      520,000             2,527,200
   El Paso Corp.                                   791,450             9,117,504
   Exelon Corp.                                    200,000            10,266,000
   PPL Corp.                                       300,000            17,814,000
                                                                  --------------
                                                                      50,985,844
                                                                  --------------
       Total Common Stocks
        (Cost $1,822,774,866)                                      2,585,397,803
                                                                  --------------

NAME OF ISSUER OR TITLE OF ISSUE            PRINCIPAL AMOUNT          VALUE
SHORT TERM INVESTMENTS -- 4.9%
   American Express
     3.05%, 07/01/2005                        $ 31,000,000            31,000,000
   GE Capital Corp.
     3.10%, 07/01/2005                         100,000,000           100,000,000
                                                                  --------------
       Total Short Term Investments
        (Cost $131,000,000)                                          131,000,000
                                                                  --------------
TOTAL INVESTMENTS
 (COST $1,953,774,866) -- 101.1%                                   2,716,397,803
OTHER LIABILITIES IN EXCESS OF ASSETS -- (1.1)%                      (28,946,910)
                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                        $2,687,450,893
                                                                  ==============

 ADR American Depository Receipt
  (a)Non income producing.
  (b)Foreign company.

                       See notes to financial statements.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                         NOTES TO FINANCIAL STATEMENTS
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION
The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows:

a. Investment Valuations -- Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     and duration of the restrictions for holding the securities, and other relevant factors.

     Additionally, a Fund's investments will be valued at fair value by the Pricing Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair valued of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

b. Investment Transactions and Related Investment Income -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d.   Dividends and Distributions to Shareholders of Beneficial
     Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f.   Options Transactions -- The Fund may write put and call options only if it
     (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     premium originally paid. Written and purchased options are non-income producing securities.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Co., Inc. (the "Adviser"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business. The Adviser will charge a management fee equal to 1% per annum of the average daily market value of the Fund's net assets up to $1 billion and 0.9% per annum on Fund assets in excess of $1 billion. Under terms of the advisory agreement, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund's net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be paid by the Adviser. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.  LINE OF CREDIT
The Fund has established a line of credit agreement ("LOC") with a national banking association, which expires April 30, 2006, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $65 million cap on the total LOC. At June 30, 2005, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC.

5. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

                                            SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 2005      DECEMBER 31, 2004
                                            ----------------    -----------------
Shares outstanding, beginning of year...       25,221,404          18,219,163
Shares sold.............................       10,795,806          12,331,151
Shares reinvested.......................               --              31,697
Shares redeemed.........................       (3,119,175)         (5,360,607)
                                               ----------          ----------
Shares outstanding, end of period.......       32,898,035          25,221,404
                                               ==========          ==========

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

6. OPTION CONTRACTS WRITTEN
The number of option contracts written and the premiums received by the Muhlenkamp Fund during the six months ended June 30, 2005, were as follows:

                                         NUMBER OF CONTRACTS    PREMIUMS RECEIVED
                                         -------------------    -----------------
Options outstanding, beginning of
 period..............................           1,660               $ 186,845
Options written......................              --                      --
Options closed.......................            (830)                (85,172)
Options exercised....................              --                      --
Options expired......................            (830)               (101,673)
                                               ------               ---------
Options outstanding, end of period...              --               $      --
                                               ======               =========

7. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2005 were as follows:

          PURCHASES                          SALES
------------------------------   -----------------------------
U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER
---------------      -----       ---------------      -----
      $0          $671,498,158         $0          $52,175,100

8. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2004, the Fund had capital loss carryovers as follows:

  Net Capital          Capital Loss
Loss Carryovers*   Carryover Expiration
----------------   --------------------
  $ 3,833,114           12/31/2009
   17,656,856           12/31/2010
   18,459,729           12/31/2011
   12,339,605           12/31/2012
----------------
  $52,289,304
================

     * Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments                      $1,312,319,500
                                         ==============
Gross tax unrealized appreciation        $  725,676,098
Gross tax unrealized depreciation           (63,348,175)
                                         --------------
Net tax unrealized appreciation          $  662,327,923
                                         ==============
Undistributed ordinary income            $           --
Undistributed long-term capital gain                 --
                                         --------------
Total distributable earnings             $           --
                                         ==============
Other accumulated losses                 $  (52,115,791)
                                         --------------
Total accumulated earnings               $  610,212,132
                                         ==============

The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December
31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

On December 29, 2004, a distribution of $.11 per share was declared. The dividend was paid on December 29, 2004 to shareholders of record on December 28, 2004.

The tax character of distributions paid were as follows:

                 SIX MONTHS ENDED      YEAR ENDED
                  JUNE 30, 2005     DECEMBER 31, 2004
                 ----------------   -----------------
Ordinary income     $       --         $2,670,986
                    ==========         ==========

9. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months ended June 30, 2005, the Fund's expenses were reduced $31,169 by utilizing minimum

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

account maintenance fees, resulting in a decrease in the expenses being charged to shareholders.

10. REDEMPTION FEE
Effective April 1, 2005, those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee. Please see the Prospectus for more information.

11. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

12. INVESTMENT ADVISORY AGREEMENT
On May 5, 2005, the Board of Trustees, including both of the Independent Trustees of the Board approved the renewal of the Amended Investment Advisory Agreement (the "Agreement") dated June 30, 2004, by and between Muhlenkamp & Company, Inc. (the "Adviser"), and the Wexford Trust, a Massachusetts Business Trust (the "Trust"), on behalf of its sole series, the Muhlenkamp Fund (the "Fund"), to be effective through June 30, 2006.

In connection with its approval, the Board received and discussed information provided by both the Adviser and the administrator, including independent performance and fee data from Lipper, relating to the nature, extent, and quality of the Adviser's services, among other things. The Board also reviewed and discussed with counsel their duties in connection with contract renewals, particularly with respect to Section 15(c) of the 1940 Act and new shareholder report disclosure requirements.

Nature, Quality, and Extent of Services -- The Board noted that the Adviser had provided written and oral information on the nature, quality, and extent of the Adviser's services to the Fund, including information on the Adviser's key personnel, the Adviser's adherence to the Fund's investment restrictions, and the Adviser's compliance with the Fund's policies and procedures. The Board noted that the Adviser had consistently and adequately provided the Fund with the type of services customarily provided by investment advisers to mutual funds in the industry.

The Board reviewed in detail how the Adviser selects and monitors investments made by the Fund on a day to day basis.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

The Board noted the substantial promotional efforts undertaken by the Adviser to grow the Fund and retain existing shareholders. For example, Mr. Muhlenkamp recently spoke at the Rukeyser Conference in Las Vegas, and would be speaking to the Financial Planners Association in the near future. Meetings were also planned with the shareholders of the Fund in Pittsburgh.

Performance of the Fund and the Adviser -- The Board noted that the Fund has been growing in size and has been recommended by several noted market advisors. The Fund has made the Forbes magazine Honor Roll for the last four years. It was made a member of the Money Magazine Top 50 funds, and it has been rated highly in other fund surveys. The performance of the Fund and the Adviser over the five year term have been well above average. In considering the performance of the Fund and the Adviser, the Board reviewed information provided by an independent data service provider. The information compared performance and expenses with those of the Fund's peers. After considering all of the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser's management of the Fund.

Costs of Services Provided and Profits Realized by the Adviser and its Affiliates -- The Board examined fee and expense information for the Fund as compared to that of other comparable funds. It noted that the Adviser had done a good job of keeping trading commissions low. The Board also evaluated the expense ratios for comparable funds, based on information provided by the Adviser and information from counsel to the Independent Trustees.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser, including costs associated with the personnel and systems necessary to manage the Fund. Finally, the Board considered the pre-tax profits realized by the Adviser from its relationship with the Fund, as well as the financial condition of the Adviser.

A number of Fund marketing pieces were reviewed by the Board, which noted that the Advisor generally pays the marketing expenses of the Fund out of its fee.

The Board noted that the Adviser maintains a shareholder services group whose function is to deal promptly with shareholder concerns and make sure shareholders are satisfied. This is not a service provided by most other fund advisers. The Board noted that the Adviser was assuming expenses of approximately $30,000 per quarter to prepare a newsletter for the shareholders. The Adviser has also assumed additional expenses, including most of the cost of the Chief Compliance Officer, all of which benefits the Fund. The Fund's expense ratio has been reduced over the

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

years. Five years ago, the expense ratio was 1.28%. For the quarter ended March 31, 2005, the expense ratio was 1.05%. The Adviser has achieved a five year record of consistent reductions.

The Adviser does maintain a separate investment management business, and information provided to the Board indicates that 90% of the total assets that are managed by the Adviser are in the Fund, and an appropriate percentage of the expenses are charged to the Fund. The minimum private account handled by the Adviser is $500,000. Many parties approaching the Adviser for private investment assistance are referred to the Fund, which benefits the Fund.

The Board noted that over the last year, the Adviser has added a new analyst, and the Fund's assets have essentially doubled. Three additional client service personnel have been added in the last two years. No advertisements have been published by the Adviser directed purely to private accounts.

In light of these facts, the Board determined that the expense ratio for the Fund was not excessive, in light of the services provided by the Adviser and the performance of the Adviser and the Fund.

Comparison with Other Advisory Contracts -- The Board reviewed written information provided by the Adviser and legal counsel on the fees charged by investment advisers of similarly sized funds. The performance of those investment advisers vis a vis Muhlenkamp & Company, Inc. was also reviewed, both over the current term and over longer periods. Samples of other typical Investment Advisory Agreements were reviewed. This process resulted in the execution of a revised Investment Advisory Agreement with the adviser during 2004. That Agreement reduced fees on all assets over $1 billion to .9% from 1%. If the Fund remains at $2.3 billion in size, this reduction in fees will mean a savings of approximately $1.3 million per year to the Fund and its shareholders.

In light of this information, the Board concluded that although certain other advisers charged less and certain advisers charged more for their various services, the Fund and its shareholders were receiving fair value for the fees paid to the Adviser.

The Board concluded that the total expenses paid by the Fund as well as the management fee paid to the Adviser were reasonable in light of the services provided and the performance of the Fund achieved by the Adviser over various time periods, and that the other expenses of the Fund were also reasonable.

The Board also noted that the Adviser only utilizes soft dollars for research and execution purposes.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Economies of Scale -- The Board considered the advisory fee breakpoints and the savings to shareholders as Fund asset levels increased. The Board noted that as the Fund grows, economies of scale have been passed on. The Adviser in fact directs private accounts to the Fund, rather than having the Fund shareholders transferring business to the Adviser. The expense ratio as a percentage has decreased each year for the last five. Further, although the Fund had essentially doubled its total net assets over the last year, the Board noted that the Adviser had not doubled its staff. Finally, the Board noted that some economies of scale had been passed on to all shareholders of the Fund in the form of a breakpoint reduction from 1% to .9% for all Fund assets over $1 billion.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       ADDITIONAL INFORMATION (UNAUDITED)
                         SIX MONTHS ENDED JUNE 30, 2005

1. QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ending December 31, 2004 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

2. CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ending December 31, 2004 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

3. INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the Funds' website at www.muhlenkamp.com, and the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

4. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               INVESTMENT ADVISER
                           MUHLENKAMP & COMPANY, INC.
                        3000 STONEWOOD DRIVE, SUITE 310
                               WEXFORD, PA 15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. MICHIGAN STREET
                              MILWAUKEE, WI 53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 WALNUT STREET
                              CINCINNATI, OH 45201

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                             615 E. MICHIGAN STREET
                              MILWAUKEE, WI 53202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                            100 E. WISCONSIN AVENUE
                              MILWAUKEE, WI 53202

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  The Wexford Trust
                       ---------------------------------------------------------

         By (Signature and Title) /s/ Ronald H. Muhlenkamp
                                  ----------------------------------------------
                                            Ronald H. Muhlenkamp, President

         Date September 7, 2005
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         By (Signature and Title) /s/ James S. Head
                                  ----------------------------------------------
                                            James S. Head, Treasurer

         Date September 7, 2005
              ------------------------------------------------------------------